Exhibit 99.1

Exhibit 99.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) made as of the 24th day of March, 2010, by and among GRIZZLY VENTURES LLC, a Delaware limited liability company (“Borrower”), DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership (“Guarantor”). KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”). THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the “Agent”).

WITNESSETH:

WHEREAS, Borrower, Guarantor, Agent, and certain of the Lenders entered into that certain Credit Agreement dated as of October 24, 2008, as amended by that certain First Amendment to Credit Agreement and Other Loan Documents dated February 10, 2009 and that certain Second Amendment to Credit Agreement and Other Loan Documents dated December 3, 2009 (as amended herein and as the same may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, Lenders made a loan to Borrower in the principal amount of $250,000,000.00 in accordance with the terms of the Credit Agreement (the “Loan”), which Loan is evidenced by, among other things, the Notes made by Borrower to the order of Lenders and delivered from time to time under the Credit Agreement (together with all amendments, modifications, consolidations, increases, supplements and extensions thereof, collectively, the “Note”);

WHEREAS, Guarantor desires to obtain a line of credit facility in the aggregate principal face amount of up to $100,000,000.00, and desires to have Borrower guarantee the obligations of Guarantor with respect thereto;

WHEREAS, in order to induce the Lenders to consent thereto, the Agent, the Lenders, the Borrower and Guarantor desire to enter into this Amendment;

NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement, as amended herein.

Modification of the Credit Agreement. Borrower, Guarantor, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

(a)	By inserting the following definitions in §1.1 of the Credit Agreement:

“Line of Credit Agreement. The credit agreement between Guarantor, the lenders from time to time a party thereto and any agent acting on behalf of such lenders relating to the Line of Credit Notes.

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Line of Credit Notes. The senior unsecured line of credit notes of the Guarantor contemplated by and described in Paragraph 3 of the Third Amendment.

Third Amendment. That certain Third Amendment to Credit Agreement dated as of March 24, 2010, by and among Borrower, Guarantor, Agent and the Lenders.”

(b)	By inserting the following as §8.18 of the Credit Agreement: “§8.18 Restriction on Line of Credit Agreement.

For so long as Borrower is a guarantor of the obligations under the Line of Credit Agreement, Borrower and Guarantor shall not increase, modify or amend the Line of Credit Agreement, the Line of Credit Notes, or any of the documents relating thereto without the prior written consent of the Agent.

In the event that a Default or Event of Default exists or would occur as a result thereof, Borrower shall not (i) prepay, purchase, amortize, retire, redeem, defease or otherwise acquire any of the indebtedness evidenced by the Line of Credit Notes or contemplated by or guaranteed under the Line of Credit Agreement, or (ii) make any payments on or with respect to the Line of Credit Notes or any guaranty thereof delivered pursuant to the Line of Credit Agreement.”; and

(c) By inserting “§8.18” following “§8.17” in §12.2, which was inserted into the 14th line of §12.2 of the Credit Agreement pursuant to the Second Amendment.

3. Consent to Guaranty of Line of Credit Notes. Subject to satisfaction of each of the terms, provisions and conditions in Paragraph 3 of this Amendment, and to the effectiveness of this Amendment, notwithstanding the terms of §7.21 (b)(i)(M), (K), (O) and (Q), §7.21(b)(ii)(C) and §8.1 of the Credit Agreement, the Lenders consent to the execution and delivery by Borrower of a guarantee of the senior unsecured line of credit notes to be issued by Guarantor with respect to Guarantor’s unsecured revolving credit facility (the “Line of Credit Notes”), provided that:

The principal amount of the Line of Credit Notes shall not exceed $100,000,000.00;

The Line of Credit Notes and the Line of Credit Agreement shall be delivered by Guarantor on or before September 20, 2010;

The Line of Credit Notes shall be an unsecured obligation of Guarantor, Borrower and any other guarantor thereof, and no Lien shall be granted, created or incurred in connection therewith;

The maturity date of the Line of Credit Notes shall be not sooner than October 24, 2012;

The Line of Credit Agreement and other documents relating to the Line of Credit Notes shall not contain any conditions, limitations, restrictions, requirements, provisions, covenants, defaults or any other provisions having a comparable effect limiting (i) the sale of the Mortgaged Property for a purchase price conclusively determined in good faith by the board of directors of the REIT to be fair market value under the circumstances provided that at least 75% of

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the consideration is cash or the assumption of debt by the buyer and the proceeds are used to repay the Obligations, with any excess applied to other secured debt, reinvested in the business or used to offer to repay the Senior Notes and the Line of Credit Notes, or (ii) the refinance of the Mortgaged Property by Borrower in an amount not exceeding the sum of the Outstanding principal balance of the Loans, all accrued but unpaid interest and fees and reasonable closing fees and costs (Borrower being free to sell the Mortgaged Property as provided above or refinance the Mortgaged Property for new debt of Borrower in an amount not exceeding the sum of the Outstanding principal balance of the Loans, all accrued but unpaid interest and fees and reasonable closing fees and costs in all events without approval of the holders of the Line of Credit Notes or any agent acting on their behalf and without the same creating or constituting a default);

Contemporaneously with the delivery of the Line of Credit Notes, Guarantor shall deliver to Agent a pro forma Compliance Certificate evidencing compliance with the financial covenants in the Credit Agreement;

Notwithstanding the terms of §7.21(a)(iii) of the Credit Agreement, Borrower may modify the “single purpose entity” provisions included in its organizational documents to permit the unsecured guaranty of the Line of Credit Notes consistent with the terms of this Amendment, provided Agent shall have given its prior written approval thereof, such approval not to be unreasonably withheld;

(h) The documentation relating to the Line of Credit Notes and the Line of Credit Agreement shall be acceptable to the Agent in its reasonable discretion; and

(i) Borrower shall promptly deliver to Agent executed copies of the Line of Credit Agreement, Line of Credit Notes and any other agreements executed and delivered in connection therewith.

References to Credit Agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document, shall be deemed a reference to the Credit Agreement or such other Loan Document, as modified and amended herein.

Acknowledgment of Borrower and Guarantor. Borrower and Guarantor hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantor, as applicable, enforceable against Borrower and Guarantor in accordance with their respective terms, and that the execution and delivery of this Amendment and any other documents in connection therewith do not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or Guarantor’s obligations under the Loan Documents. Borrower and Guarantor acknowledge that Agent and Lenders have made no agreement, and are in no way obligated, to grant any future forbearance, extension, waiver, indulgence, amendment or consent, and the consents contemplated hereby shall be expressly limited to the consent set forth in Paragraph 3 above and shall not be deemed to create a course of dealing with or otherwise create any express or implied duty by Agent or any of the Lenders to provide any future forbearance, extension, waiver, amendment, indulgence or consent.

Representations and Warranties. Borrower and Guarantor represent and warrant to Agent and the Lenders as follows:

(a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantor,

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(ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantor, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which either Borrower or Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to either Borrower or Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, Borrower or Guarantor or any of their respective properties or to which Borrower or Guarantor is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower or Guarantor, other than the liens and encumbrances created by the Loan Documents.

Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantor enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

Reaffirmation, Borrower and Guarantor reaffirm and restate as of the date hereof each and every representation and warranty made by Borrower, Guarantor and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

Principal Balance. The outstanding principal balance of the Loan is $198,000,000.00.

No Default. By execution hereof, the Borrower and Guarantor each certify that Borrower and Guarantor are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

Waiver of Claims. Borrower and Guarantor acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Nothing in this Amendment or any other document delivered in connection

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herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantor under the Loan Documents.

Guaranty of Line of Credit Notes not an Investment. The delivery by Borrower of a guaranty of the Line of Credit Notes, to the extent permitted under this Amendment, shall not be deemed an Investment.

Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, Guarantor, Agent and the Required Lenders. The Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment.

Amendment as Loan Document. This Amendment shall constitute a Loan Document.

Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

MISCELLANEOUS. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed then seals as of the day and year first above written.

BORROWER:

GRIZZLY VENTURES LLC, a Delaware limited liability company

By: Grizzly Equity LLC, a Delaware limited liability company, its Managing Member

By: DuPont Fabros Technology, L.P., a Maryland limited partnership, its Managing Member

By: DuPont Fabros Technology, Inc., a Maryland corporation, its General Partner

By:_

Name: Mark L. Wetzel

Title: Executive Vice President, Chief Financial Officer and Treasurer (SEAL)

[Signatures Continued On Next Page]

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GUARANTOR:

DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership

By: DuPont Fabros Technology, Inc., a Maryland corporation, its Sole General Partner

By:

Name: Mark L. Wetzel

Title: Executive Vice President, Chief Financial Officer and Treasurer

(SEAL)

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LENDERS:

KEYBANK NATIONAL ASSOCIATION

individually and as Agent

By:

Name: ERIC HAFERTEPEN

Title: VICE PRESIDENT

UBS LOAN FINANCE LLC, as a Lender

By:

Name:

Title:

By:

Name:_ Title:

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender

By:

Name:

Title:

LAKE FOREST BANK & TRUST COMPANY, an Illinois banking corporation, as a Lender

By:

Name:

Title:

SOVEREIGN BANK, as a Lender

By:

Name:

Title:

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LENDERS:

KEYBANK NATIONAL ASSOCIATION

individually and as Agent

By:

Name:_ Title:

UBS LOAN FINANCE LLC, as a Lender

By:

Name: Irja R. Otsa

Title: Associate Director

By:

Name: Mary E. Evans

Title: Associate Director

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender

By:

Name:

Title:

LAKE FOREST BANK & TRUST COMPANY, an Illinois banking corporation, as a Lender

By:

Name:

Title:

SOVEREIGN BANK, as a Lender

By:

Name:

Title:

[Signatures Continued On Next Page]

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LENDERS:

KEYBANK NATIONAL ASSOCIATION

individually and as Agent

By:

Name:

Title:

UBS LOAN FINANCE LLC, as a Lender

By:

Name:

Title:

By:

Name:_ Title:

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender

By:

Name: Roger Scott Freistat

Title: Credit Manager

LAKE FOREST BANK & TRUST COMPANY, an Illinois banking corporation, as a Lender

By:

Name:

Title:

SOVEREIGN BANK, as a Lender

By:

Name:

Title:

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LENDERS:

KEYBANK NATIONAL ASSOCIATION

individually and as Agent

By:

Name:

Title:

UBS LOAN FINANCE LLC, as a Lender

By:

Name:

Title:

By:

Name:_ Title:

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender

By:

Name:

Title:

LAKE FOREST BANK & TRUST COMPANY, an Illinois banking corporation, as a Lender

By:_

Name: Stephen L. Madden

Title: Executive Vice President

SOVEREIGN BANK, as a Lender

By:

Name:

Title:

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RAYMOND JAMES, FSB, as a Lender

By:

Name: Thomas G Scott

Title: Senior Vice President

MERCANTILE BANK, as a Lender

By:

Name:

Title:

PNC BANK, NATIONAL ASSOCIATION, successor to National City Bank, as a Lender

By:

Name:

Title:

TD BANK, N.A., as a Lender

By:

Name:

Title:

TRISTATE CAPITAL BANK, as a Lender

By:

Name:

Title:

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RAYMOND JAMES, FSB, as a Lender

By:

Name:

Title:

MERCANTILE BANK, as a Lender

By:

Name:MICHAEL F. WATERS

Title: SENIOR VICE PRESIDENT

PNC BANK, NATIONAL ASSOCIATION, successor to National City Bank, as a Lender

By:

Name:

Title:

TD BANK, N.A., as a Lender

By:

Name:

Title:

TRISTATE CAPITAL BANK, as a Lender

By:

Name:

Title:

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RAYMOND JAMES, FSB, as a Lender

By:

Name:

Title:

MERCANTILE BANK, as a Lender

By:

Name:

Title:

PNC BANK, NATIONAL ASSOCIATION, successor to National City Bank, as a Lender

By:

Name:

Title:

TD BANK, N.A., as a Lender

By:

Name: David Yesue

Title: Assistant Vice President

TRISTATE CAPITAL BANK, as a Lender

By:

Name:

Title:

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RAYMOND JAMES, FSB, as a Lender

By:

Name:

Title:

MERCANTILE BANK, as a Lender

By:

Name:

Title:

PNC BANK, NATIONAL ASSOCIATION, successor to National City Bank, as a Lender

By:

Name:

Title:

TD BANK, N.A., as a Lender

By:

Name:

Title:

TRISTATE CAPITAL BANK, as a Lender

By:

Name:

Title:

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